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                                                                   EXHIBIT 10.63

                          ASSIGNMENT AND ASSUMPTION
                           AND CONSENT AND RELEASE

    This Agreement is made and entered into as of the 20th day of July, 1993, by and among World Airways, Inc. ("World"), WorldCorp Inc. ("WorldCorp"), McDonnell Douglas Corporation ("MDC") and McDonnell Douglas Finance Corporation ("MDFC").

                                  Recitals
                                  --------

A. World is presently leasing from MDFC one DC-10-30 aircraft bearing FAA registration number N115WA (the "Aircraft") pursuant to a Lease Agreement, dated as of February 12, 1992 and a Lease Supplement, dated as of April 28, 1992, recorded by the FAA under Conveyance Number KK16651 on April 28, 1992 (together, the "Lease").

B. The Lease is guaranteed by WorldCorp pursuant to a Guaranty dated as of February 12, 1992 (the "WorldCorp Guaranty"), and by MDC pursuant to a Guaranty dated as of February 28, 1992 (the "MDC Guaranty"). In addition, World and MDFC are parties to a Tax Indemnity Agreement dated as of February 12, 1992 (the "TIA"), which also is guaranteed by MDC pursuant to a Guaranty dated as of February 28, 1992 (the "TIA Guaranty"). MDC, MDFC and World are parties to a further agreement, dated as of February 12, 1992, entitled "Agreement", pertaining to a possible conversion of the Aircraft to a freighter (the "Freighter Agreement").

C. The parties hereto, together with International Lease Finance Corporation, are also parties to an agreement dated as of July 9, 1993, entitled "Agreement", providing for, among other things, the assignment to and assumption by MDC of the rights and obligations of World under the Lease (the "Return Agreement").

                                  Agreement
                                  ---------

1. The parties agree that the Effective Date with the respect to the Aircraft shall be extended from July 17, 1993 to the date hereof.

2. World does hereby assign, transfer, sell and convey to MDC all of World's right, title and interest in, to and under the Lease and the TIA, including, but not limited to, all of World's rights in and to the Aircraft, except to the extent of rights relating to obligations of World under the Lease or TIA from which World has not been released hereby.

3. MDC does hereby assume and agree to perform all of the obligations of World as lessee under the Lease and the TIA.

4.  MDFC does hereby consent to the assignment to and assumption
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by MDC of the Lease and the assumption by MDC of the TIA.

5. MDFC does hereby release World from the obligations of World arising under the Lease and the TIA on and after the date hereof (the "Assumed
Obligations"), and MDFC does hereby release WorldCorp from the obligations of WorldCorp, as guarantor, arising under the WorldCorp Guaranty on account of the Assumed Obligations (but the WorldCorp Guaranty shall continue in full force and effect with respect to the obligations of World arising under the Lease or the TIA through the date hereof).

6. MDFC does hereby release MDC from the obligations of MDC, as guarantor, arising under the MDC Guaranty or the TIA Guaranty on account of the Assumed Obligations (but MDC's guaranties shall continue in full force and effect with respect to the obligations of World arising under the Lease or the TIA through the date hereof).

7. The Freighter Agreement is hereby terminated and shall be of no further force or effect.

8. MDC and MDFC certify that the conditions of their obligations under the Return Agreement in the case of the Aircraft, contained in Section 3 thereof, have been satisfied, except for satisfaction of the return conditions set forth in the Return Agreement relating to the Aircraft and/or payment of the Deposit (as such term is defined in the Return Agreement). World's obligations with respect to the return of the Aircraft are as set forth in Exhibit "A" to the Return Agreement and not as set forth in the Lease.
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     This Agreement is made and entered into as of the date and year first above written.


WORLD AIRWAYS, INC.

By: /s/
   ------------------------------
Title: Chief Financial Officer
      ---------------------------

WORLDCORP INC.

By: /s/
   ------------------------------
Title: Chief Financial Officer
      ---------------------------

MCDONNELL DOUGLAS CORPORATION

By:
   ------------------------------
Title:
      ---------------------------

MCDONNELL DOUGLAS FINANCE CORPORATION

By:
   ------------------------------
Title:
      ---------------------------

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     This Agreement is made and entered into as of the date and year first above written.


WORLD AIRWAYS, INC.

By:
   ------------------------------
Title:
      ---------------------------

WORLDCORP INC.

By:
   ------------------------------
Title:
      ---------------------------

MCDONNELL DOUGLAS CORPORATION

By: /s/
   ------------------------------
Title: Vice Pres. - Contracts
      ---------------------------

MCDONNELL DOUGLAS FINANCE CORPORATION

By:
   ------------------------------
Title:
      ---------------------------

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    This Agreement is made and entered into as of the date and year first above written.

WORLD AIRWAYS, INC.

By:
   ------------------------------
Title:
      ---------------------------

WORLDCORP INC.

By:
   ------------------------------
Title:
      ---------------------------

MCDONNELL DOUGLAS CORPORATION

By:
   ------------------------------
Title:
      ---------------------------

MCDONNELL DOUGLAS FINANCE CORPORATION

By: /s/
   ------------------------------
Title: President
      ---------------------------

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give instructions for the shipment of all property in consigned stock within the ninety (90) day period. In the event of termination, initiated by Consignor, the Consignee will be allowed to recover from the Consignor, all labor and related overhead costs associated with the removal of the inventory from the Consignee's facility and additionally any cost of repairs that have not been recovered by the Consignee.

     16.  DISPOSITION OF CONSIGNED STOCK FOR SCRAP.  In the case whereby the
          ----------------------------------------
Consignor requests or the Consignee recommends certain material for scrap, the Consignee will respond in accordance with The Consignor's instruction for disposition.

     (a) In the event the Consignor requests material to be returned to the Consignor's facility, transportation of consigned goods shall be the responsibility of the Consignor.

     (b) In the event the Consignor requests material to be scrapped by the Consignee in accordance with the Consignor's instructions, the Consignee shall be paid a commission from the scrap proceeds of 50 percent of the residual scrap value.

     17.  ADVERTISING:  SALES.
          -------------------
          (a) Consignee may, but shall not be required to advertise the Consigned Goods in such publications as, in the sole discretion of Consignee, facilitate the sale of Consigned